                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires: February 28, 2006
                                                      Estimated average burden
                                                      hours per response...12.75

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               Brightpoint, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

[BRIGHTPOINT LOGO]


May 19, 2004

Dear Fellow Stockholder:

The June 3, 2004 Annual Meeting of Stockholders of Brightpoint, Inc. (the "Company") is just a couple of weeks away. This is a reminder to you that if you have not yet voted your proxy, please do so as soon as possible. Your vote is important to us, and we want to be sure it is received in time to be counted.

Your Board of Directors unanimously believes that the election of the nominees specified in the previously furnished Proxy Statement as directors is in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" such nominees. Further, your Board of Directors unanimously believes that approving the Company's Amended and Restated Independent Director Stock Compensation Plan, approving the Company's 2004 Long-Term Incentive Plan, changing the Company's state of incorporation from Delaware to Indiana and ratifying the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004 are in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" such proposals.

With respect to the proposal to change the state of the Company's Incorporation from Delaware to Indiana we have enclosed a supplement which amends certain disclosure in Proposal 4 of the Company's April 26, 2004 proxy statement to clarify the vote required to amend certain provisions of the new Articles of Incorporation and to indicate that the new by-laws of the Company will require the Company to hold a special meeting of stockholders upon the demand of holders of at least a majority of the Company's outstanding Common Stock. The present by-laws of the Company do not give stockholders the right to call a special meeting of stockholders.

YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you may own. If you have already voted and do not wish to change your vote you do not need to take any further action. If you have not yet voted or wish to change your vote, please follow the simple instructions included on your voting form and in the proxy statement and vote TODAY by telephone, by Internet or by signing and returning the enclosed voting form in the postage-paid envelope provided.

Thank you for your support.

Sincerely,

/s/ Robert J. Laikin

Robert J. Laikin
Chairman of the Board and
Chief Executive Officer

                                BRIGHTPOINT INC.


                          SUPPLEMENT DATED MAY 19, 2004
                     TO PROXY STATEMENT DATED APRIL 26, 2004


         The Proxy Statement of Brightpoint, Inc. dated April 26, 2004 is hereby amended as follows:

         The following third paragraph under the caption "COMPARISON OF RIGHTS OF STOCKHOLDERS-SPECIAL MEETING OF STOCKHOLDERS" appearing in Proposal 4 is deleted in its entirety:

                  "Under the Present By-Laws, special meetings of the stockholders, for any purpose, unless otherwise prescribed by law, may be called by the President or Board of Directors. The New By-Laws contain the same provision."

         The following is added as the new third paragraph in Proposal 4 under the caption "COMPARISON OF RIGHTS OF STOCKHOLDERS-SPECIAL MEETING OF STOCKHOLDERS":

                  "Under the Present By-Laws, special meetings of the stockholders, for any purpose, unless otherwise prescribed by law, may be called by the President or the Board of Directors. Under the New By-Laws, special meetings of stockholders, for any purpose, unless otherwise prescribed by law, may be called by the President or by the Board of Directors and shall be called by the Board of Directors if the Secretary of the Company receives written, dated and signed demands for a special meeting, describing in reasonable detail the purpose or purposes for which it is to be held, from the holders of shares representing a majority of the outstanding Common Stock."

         The following second paragraph under the caption "COMPARISON OF RIGHTS OF STOCKHOLDERS-AMENDMENT OF CERTIFICATE AND ARTICLES OF INCORPORATION AND BY-LAWS" appearing in Proposal 4 is deleted in its entirety:

                  "The majority vote of the holders of the outstanding Common Stock of the Company is required to amend the provisions of the Present Charter relating to the number of authorized shares of any class of stock. The New Articles require the affirmative vote of at least two-thirds of the outstanding shares of voting stock as well as the majority vote of the independent stockholders, if applicable, to amend the provisions of the New Articles relating to (1) the votes needed to approve certain business combinations, a change in the number of directors, the removal of one or more directors or the amendment of any other provisions of the New Articles, or (2) the number of shares which must be represented to demand a special meeting of the stockholders."

         The following is added as the new second paragraph in Proposal 4 under the caption "COMPARISON OF RIGHTS OF STOCKHOLDERS-AMENDMENT OF CERTIFICATE AND ARTICLES OF INCORPORATION AND BY-LAWS":

                  "Both the Present Charter and the New Articles contain a provision relating to the Series A Junior Participating Cumulative Preferred Stock issuable under the Company's Rights Agreement that prevents the Company from amending its Articles of Incorporation in any manner which would materially adversely alter or change the powers, preferences or special rights of the Series A Preferred Stock without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class."

         Except as specifically set forth above, all information in the Proxy Statement remains unchanged.



                                       2